Exhibit 10.37

December 29, 2000

Bio Engineering Pty Ltd.
39 De Havilland Road
Mordialloc 3195
Victoria, Australia

Attention:  Mr. Peter D. Voss, Managing Director

Dear Peter

Re: AGREEMENT FOR CONVERSION OF DEBT INTO SHARES OF SOLPOWER CORPORATION (THE "AGREEMENT")

Bio Engineering Pty Ltd. (formerly Solpower Australia Pty Ltd.), ("Bio") is a creditor of Solpower Corporation ("Solpower"). Solpower hereby agrees to issue 394,294 shares of common stock of Solpower (the "Shares") to Bio. The Shares will be duly authorized, validly issued, fully paid, non-assessable, and free of preemptive rights, and will be issued to Bio at a value of $0.25 per share, in full settlement of a bona fide outstanding debt in the amount of $98,573.40 (the "Debt").

Bio hereby agrees that, upon the (a) issuance of the Shares by Solpower, and (b) delivery of the Shares to Bio, free and clear of all liens and encumbrances the Debt will be fully satisfied and extinguished and Bio will remise, release and forever discharge Solpower and its directors, officers, employees, administrators, successors and assigns of and from all manner of actions, causes of action, suits, debts, accounts, bonds, covenants, contracts, claims and demands whatsoever which Bio has ever had, now has, or which its heirs, executors, administrators or assigns, or any of them, can, shall or may have for or by reason of any cause, matter or thing whatsoever existing up to the present time.

Bio acknowledges that the issuance of the Shares has not been registered under the Securities & Exchange Act or any state securities law and have not been approved or disapproved by the United States Securities and Exchange Commission ("SEC") or other federal or state regulatory authority. These Shares are issued pursuant to an exemption from registration under the Securities & Exchange Act and are subject to restrictions on resale or transfer.

As soon as practicable Solpower, at its sole expense, will use its best efforts to file with the SEC a registration statement on appropriate form registering the Shares for resale (the "Registration"). Solpower shall use its best efforts to cause the registration statement upon which the Shares are registered to become effective and shall keep the registration statement effective and updated for at least two years after the date of this Agreement.
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Solpower and Bio agree that a) they will execute  such  further  assurances  and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement, b) the provisions herein contained constitute the entire agreement between the parties and supersede all previous understandings, communications, representations and agreements, whether written or verbal, between the parties with respect to the subject matter of the Agreement, c) this Agreement shall be governed and construed in accordance with the laws of the State of Arizona, and d) this Agreement shall inure to the benefit of and be binding upon each of the parties and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed these presents effective this 29th day of December, 2000.


SIGNED, SEALED & DELIVERED              )
By SOLPOWER CORPORATION in the presence )
of:                                     )  Per: /s/ James H. Hirst,
                                                Secretary/Treasurer
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                                        )      (Signature of Authorized Officer)
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(Witness)                               )
                                        )
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(Address)                               )
                                        )
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(Zip Code)

SIGNED, SEALED & DELIVERED              )
By BIO ENGINEERING PTY LTD. in the      )  Per: /s/ Peter D. Voss,
presence of:                                    Managing Director
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                                        )      (Signature of Authorized Officer)
                                        )
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(Witness)                               )
                                        )
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(Address)                               )
                                        )
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(Zip Code)

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